UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2014

JACKSONVILLE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 2, 2014, William R. Klich delivered to Jacksonville Bancorp, Inc. (the “Company”) notice of his resignation from the boards of directors of the Company and The Jacksonville Bank (the “Bank”), its wholly owned subsidiary, located in Jacksonville, Florida.

On January 3, 2014, Terrie G. Spiro also delivered notice of her resignation from the boards of directors of the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President &
Chief Financial Officer

Date:	January 8, 2014